UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 19, 2019

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55334	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2019, the Board increased the number of its directors to eight and appointed David Greenwood as a member of the Board.

Mr. Greenwood brings to CohBar more than 40 years of financial and operational experience in biotechnology and investment banking. From December 2010 until its merger with Gurnet Point Capital in November 2018, he served on the Board of Directors of Corium International, Inc. (formerly, NASDAQ: CORI), a biopharmaceutical company developing and commercializing transdermal healthcare products. Mr. Greenwood served as Corium International’s Executive Chairman from June 2012 to December 2014, and Chairman from December 2014 to November 2018. From 1995 through December 2011, Mr. Greenwood served in a number of executive and leadership roles, including Chief Financial Officer, President, Chief Executive Officer and Director at Geron Corporation (NASDAQ: GERN), a biotechnology company focused on regenerative medicine and cancer. Previously, he served as Chairman of both Geron Bio-Med Limited, and TA Therapeutics, Ltd., while also serving on the boards of directors of ViaGen, Inc., Clone International, Parnell Pharmaceuticals Holdings Ltd and Pacific Lutheran University. He currently serves on the boards of several private companies in the biopharmaceutical and medical device fields. From 1979 to 1995, Mr. Greenwood held various positions at the investment bank J.P. Morgan Chase & Co., where he focused on corporate finance and mergers and acquisitions. Mr. Greenwood received his bachelor’s degree from Pacific Lutheran University and his M.B.A. from Harvard Business School.  Our Board believes that Mr. Greenwood’s financial and business expertise in the biopharmaceutical industry qualify him to serve as a member of our Board.

In connection with his appointment as a member of the Board, Mr. Greenwood was granted stock options to purchase 200,000 shares of the Company’s common stock at an exercise price of $2.40 per share (the “Option”). The Option will vest and become exercisable in equal monthly installments over a period of four years based on Mr. Greenwood’s continued service to the Company during the vesting period. Mr. Greenwood will also receive annual cash compensation of $60,000 in consideration of his service as a director.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

April 22, 2019	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno Chief Financial Officer

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